Exhibit 99.1

Audit Committee Charter

Committee Purpose

The Audit Committee (the “Committee”) of Coach Industries Group, Inc. (the “Company”) is appointed by the Board of Directors of the Company. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s systems of internal controls, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditor; and in general to oversee the Company’s accounting and financial policies and reporting processes and the audits of the Company’s financial statements.

The Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities of preparing financial statements which accurately and fairly present the Company’s financial results and condition, or the responsibilities of the independent accountants relating to the audit of the Company’s financial statements.

Committee Membership

General

The Committee shall consist of no less than two directors. Committee members shall be appointed by the Board of Directors each year at the first Board meeting and at other times when necessary to fill vacancies. Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board of Directors at any time. The duties and responsibilities of the members of the Audit Committee are in addition to those as members of the Board of Directors. The Board shall appoint a chairperson to the Committee.

Independence and Qualifications

Each member of the Committee shall meet the independence and experience requirements as required by the rules of the various exchanges and the rules and regulations of the Securities and Exchange Commission, as such requirements may be amended from time to time.

All members of the Committee shall be able to read and understand financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, controller; public accountant, auditor or other senior officer with financial oversight responsibilities.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Responsibilities

The Audit Committee shall perform the following responsibilities and duties:

1.	Review the Audit Committee Charter annually for adequacy and recommend any changes to the Board.

2.	Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with accounting principles generally accepted in the Unites States (“GAAP”).

3.	Review the Company’s annual audited financial statements, related disclosures, including the Management’s Discussion and Analysis (“MD&A”) portion of the Company’s filings, and discuss with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61, including (a) the quality as well as acceptability of the accounting principles applies in the financial statements, and (b) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items.

4.	Review any management letters of internal control reports prepared by the independent accountants and responses to such management letters, and review with the independent accountants the Company’s internal accounting controls, including the budget and staffing.

5.	Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any permissible non-audit services being provided.

6.	Be directly responsible for the appointment, determination of the compensation for, retention and oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting) or other services. The independent accountants shall report directly to the Audit Committee.

7.	Pre-approve all audit services and permissible non-audit services by the independent accountants, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated there under by the SEC. The Committee may establish re-approval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated there under by the SEC, for the engagement of independent accountants to render services to the Company, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

8.	Review the Company’s hiring policies relating to the employment of any employees or former employees of the independent accountants.

9.	Obtain on an annual basis a formal written statement from the independent accountants delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard No. 1, and review and discuss with the accountants all significant relationships the accountants have the Company which may affect the accountant’s independence. The Audit Committee is responsible for ensuring the independence of the independent accountants.

10.	For each of the first three fiscal quarters and at year end, at a Committee meeting, review with management the financial results, the proposed earnings press release and formal guidance which the Company may plan to offer, and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements.

11.	Review management’s analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act and the rules and regulations promulgated there under by the SEC.

12.	Following completion of the annual audit, review separately with the independent accountants and management any significant difficulties encountered during the course of the audit.

13.	Engage and determine funding for such independent professional advisers and counsel as the Committee determines are appropriate to carry out its functions hereunder. The Company shall provide appropriate funding to the Committee, as determines by the Committee, for payment or (1) compensation to the independent accountants for services approved by the Committee, (2) compensation to any outside advisers retained by the Committee, and (3) ordinary administrative expenses of the Committee that are necessary of appropriate in carrying out its duties.

14.	Report to the Board on a regular basis on the material events covered by the Audit Committee and make recommendations to the Board and management concerning these matters.

15.	Perform any other activities consistent with this charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Company’s legal and regulatory compliance.

16.	Review related party transactions above an established threshold, as defined by applicable exchange rules, to which the Company is a party.

17.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Operations

The Committee will meet at least quarterly and more frequently if circumstances warrant. A majority shall constitute a quorum of the Committee for purposes of each meeting. All Committee actions shall be taken by a majority vote of the quorum of members present in person or by telephone at the meeting.

The Committee members will have sole discretion in determining the meeting attendees which may include, but not necessarily be limited to, members of senior management, the independent accountants and the agenda for its meeting. These parties may be invited to participate in meetings of the Committee, but may be excused from participation in discussions of any matter under consideration at the discretion of the Committee.

Board of Directors Approval

This Charter was approved and adopted by the Board of Directors on May 1, 2006